EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SARA CREEK GOLD CORP. (the "Company") on Form 10-Q for the quarter ended May 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean Pomerleau, Chief Executive Officer of the Company and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2010

By:         _/s/ Jean Pomerleau__________________________
Jean Pomerleau
President, Chief Executive Officer and principal executive officer
Chief Financial Officer, principal financial officer and principal accounting officer